                                                                    EXHIBIT 24.1

CONFORMED

                               POWER OF ATTORNEY

     Each of the undersigned directors of Provident Bankshares Corporation (the "Company") whose signature appears below constitutes and appoints Peter M. Martin as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Registration Statements of the Company, and all amendments thereto, relating to or in connection with the registration by the Company of securities of Provident Trust II and the guarantee by the Company thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof. This power of attorney may be executed in counterparts.

/s/ Peter M. Martin                     Chairman of the Board, President         February 16, 2000
------------------------                and Chief Executive Officer
Peter M. Martin                         (Principal Executive Officer)


/s/ Dennis A. Starliper                 Chief Financial Officer                  February 16, 2000
------------------------                (Principal Financial and
Dennis A. Starliper                     Accounting Officer)


/s/ Robert B. Barnhill                  Director                                 February 16, 2000
------------------------
Robert B. Barnhill


/s/ Melvin A. Bilal                     Director                                 February 16, 2000
------------------------
Melvin A. Bilal


/s/ Thomas S. Bozzuto                   Director                                 February 16, 2000
------------------------
Thomas S. Bozzuto


/s/ Dr. Calvin W. Burnett               Director                                 February 16, 2000
------------------------
Dr. Calvin W. Burnett


/s/ Ward B. Coe, III                    Director                                 February 16, 2000
------------------------
Ward B. Coe, III


/s/ Charles W. Cole, Jr.                Director                                 February 16, 2000
------------------------
Charles W. Cole, Jr.


/s/ Pierce B. Dunn                      Director                                 February 16, 2000
------------------------
Pierce B. Dunn

/s/ Enos K. Fry                         Director                                 February 16, 2000
---------------------------
Enos K. Fry


/s/ Herbert W. Jorgensen                Director                                 February 16, 2000
---------------------------
Herbert W. Jorgensen


/s/ Mark K. Joseph                      Director                                 February 16, 2000
---------------------------
Mark K. Joseph


/s/ Barbara B. Lucas                    Director                                 February 16, 2000
---------------------------
Barbara B. Lucas


/s/ Fredrick W. Meier, Jr.              Director                                 February 16, 2000
---------------------------
Fredrick W. Meier, Jr.


/s/ Sister Rosemarie Nassif             Director                                 February 16, 2000
---------------------------
Sister Rosemarie Nassif


/s/ Francis G. Riggs                    Director                                 February 16, 2000
---------------------------
Francis G. Riggs


/s/ Sheila K. Riggs                     Director                                 February 16, 2000
---------------------------
Sheila K. Riggs


/s/ Carl W. Stearn                      Director                                 February 16, 2000
---------------------------
Carl W. Stearn